UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 14, 2006
                               ------------------

                           Portec Rail Products, Inc.
                           ----------------------------
             (Exact Name of Registrant as Specified in its Charter)

        West Virginia                    0-50543                 55-0755271
-----------------------------        ------------------       ----------------
(State or Other Jurisdiction)       (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)

900 Old Freeport Road, Pittsburgh, Pennsylvania.              15238
------------------------------------------------              -----
(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:  (412) 782-6000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers
            --------------------------------------------------------------------

     On September 14, 2006, the Board of Directors of Portec Rail Products, Inc. (the "Registrant") approved several organizational changes.

     Effective October 1, 2006, Richard J. Jarosinski has been appointed President and Chief Executive Officer, and Kostas Papazoglou has been appointed Executive Vice President and Chief Operating Officer. Mr. Jarosinski is currently a Group Vice President and has been with the Registrant, and its predecessor company, since 1975. Mr. Papazoglou is currently a Group Vice President and has been with the Registrant, and its predecessor company, since 1978.

     Also effective October 1, 2006, John S. Cooper will become Vice Chairman of the Board of Directors and will continue with an active role in oversight and developing the strategy of the Registrant.

     A press  release  announcing  the  organizational  changes is  attached  as
Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits
            ---------------------------------

(a)  Financial statements of businesses acquired: Not Applicable.

(b)  Pro forma financial information: Not Applicable.

(c)  Shell Company Transactions: Not Applicable

(d)  Exhibits: 99.1 Press Release of the Registrant dated September 20, 2006.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PORTEC RAIL PRODUCTS, INC.



DATE: September 19, 2006               By: /s/ John N. Pesarsick
                                           -------------------------------------
                                           John N. Pesarsick
                                           Chief Financial Officer


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                                  EXHIBIT INDEX
                                  -------------

99.1              Press Release of the Registrant dated September 20, 2006